Exhibit 10.1

NINTH Amendment TO AmenDed and Restated LOAN AGREEMENT

AND

fifth AMENDMENT TO seCOND aMENDED AND rESTATED pROMISSORY nOTE

This ninth Amendment TO Amended and Restated LOAN AGREEMENT AND FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED PROMISSORY NOTE (this “Agreement”) is executed on September 4, 2024 and effective August 30, 2024, by and among RANOR, INC., a Delaware corporation (“Ranor”), Stadco New Acquisition, LLC, a Delaware limited liability company (the “Initial Stadco Borrower”), STADCO, a California corporation (“Stadco”), Westminster Credit Holdings, LLC, a Delaware limited liability company (“Westminster”; together with Ranor, Initial Stadco Borrower and Stadco, jointly and severally, each a “Borrower” and collectively, the “Borrowers”), and BERKSHIRE BANK, a savings bank organized and existing under the laws of the Commonwealth of Massachusetts (“Lender” or “Bank”), successor by merger to Commerce Bank & Trust Company, in the following circumstances:

A.             Lender has made (i) a term loan to Ranor in the original principal amount of $2,850,000.00 (the “Ranor Term Loan”), which Ranor Term Loan is evidenced by that certain Promissory Note dated December 20, 2016, made by Ranor in favor of Lender in the stated principal amount of $2,850,000.00 (as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, each as hereafter defined, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Ranor Term Note”), (ii) a revolving line of credit loan to the Borrowers in the maximum principal amount of $5,000,000.00 (the “Line of Credit”), which Line of Credit is evidenced by that certain Second Amended and Restated Promissory Note dated August 25, 2021, made by the Borrowers in favor of Lender in the stated principal amount of $5,000,000.00 (as amended by the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and the Eighth Amendment, as hereafter defined, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Line of Credit Note”) and (iii) a term loan to the Initial Stadco Borrower, Stadco and Westminster in the original principal amount of $4,000,000.00 (the “Stadco Term Loan” and together with the Ranor Term Loan and the Line of Credit, collectively, the “Loans”), which Stadco Term Loan is evidenced by that certain Promissory Note dated August 25, 2021, made by the Initial Stadco Borrower, Stadco and Westminster in the stated principal amount of $4,000,000.00 (the “Stadco Term Note” and together with the Ranor Term Note and the Line of Credit Note, collectively, the “Notes”). The Notes are governed by the Amended and Restated Loan Agreement by and between Borrowers and Lender dated August 25, 2021 (as amended by that certain First Amendment to Amended and Restated Loan Agreement and First Amendment to Promissory Note (the “First Amendment”) dated as of December 17, 2021, as further amended by that certain Second Amendment to Amended and Restated Loan Agreement and Second Amendment to Promissory Note (the “Second Amendment”) dated as of March 18, 2022, as further amended by that certain Third Amendment to Amended and Restated Loan Agreement and Third Amendment to Promissory Note (the “Third Amendment”) dated as of June 16, 2022, as further amended by that certain Fourth Amendment to Amended and Restated Loan Agreement and Fourth Amendment to Promissory Note (the “Fourth Amendment”) dated as of September 15, 2022, as further amended by that certain Fifth Amendment to Amended and Restated Loan Agreement, Fifth Amendment to Promissory Note and First Amendment to Second Amended and Restated Promissory Note (the “Fifth Amendment”) dated as of December 20, 2022, as further amended by that certain Sixth Amendment to Amended and Restated Loan Agreement and Second Amendment to Second Amended and Restated Promissory Note (the “Sixth Amendment”) dated as of December 20, 2023, as further amended by that certain Seventh Amendment to Amended and Restated Loan Agreement and Third Amendment to Second Amended and Restated Promissory Note (the “Seventh Amendment”) dated as of March 20, 2024, as further amended by that certain Eighth Amendment to Amended and Restated Loan Agreement and Fourth Amendment to Second Amended and Restated Promissory Note (the “Eighth Amendment”) executed on May 28, 2024, and effective as of May 24, 2024, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Any capitalized terms used but not expressly defined herein shall be given the same meaning given to such term in the Loan Agreement.

B.             Borrowers have requested that Lender extend the maturity of the Line of Credit, and Lender has agreed to such foregoing modifications on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.              Amendment to Loan Agreement. The Loan Agreement is hereby amended as follows:

1.1           Appendix I of the Loan Agreement is hereby amended by deleting the definition of “Revolver Maturity Date” and inserting the following definition in place thereof and substituted therefor:

“Revolver Maturity Date” means January 15, 2025.

2.              Amendment to Line of Credit Note. The Line of Credit Note is hereby amended as follows:

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2.1       The second paragraph on page 1 of the Line of Credit Note is hereby amended by deleting paragraph (a) in its entirety and the following is inserted in place thereof and substituted therefor:

“(a) The Borrowers shall pay interest only on the unpaid balance hereunder until paid in full, which interest shall be paid on each Interest Payment Date. The aggregate unpaid principal balance of this Note shall be paid, plus any accrued and unpaid interest, on January 15, 2025. Interest on the unpaid principal balance hereof from time to time outstanding shall be a fluctuating rate equal to, at the election of the Borrowers, either (i) the Term SOFR Rate (or, if applicable under clauses (c), (d) or (e) of this Note, the Daily Simple SOFR Rate or the Base Rate, as applicable), or (ii) the Adjusted Prime Rate, which fluctuating rate will change when the Prime Rate changes. The Borrowers may elect to have the interest rate converted to the Term SOFR Rate (or, if applicable under clauses (c), (d) or (e) of this Note, the Daily Simple SOFR Rate or the Base Rate, as applicable) or to the Adjusted Prime Rate, as applicable, at any time during the term of this Note upon notice to the Bank at least two (2) Business Days prior to the end of the existing Interest Period, if the Term SOFR Rate is in effect, or at least two (2) Business Days prior to the end of the month if any other interest rate is in effect hereunder.”

3.              Operational Assessment. Lender acknowledges receipt of the operational assessment of Stadco as required pursuant to the Eighth Amendment.

4.              Conditions Precedent. The effectiveness of this Agreement is conditioned upon the occurrence of the following events, or the Lender’s receipt of the following items, as applicable, in each case in form and content acceptable to the Lender:

4.1           a fully-executed counterpart of this Agreement from the Borrowers and the Tech Guarantor, in form satisfactory to the Lender; and

4.2           receipt by Lender of a modification fee in the amount of $7,500.00, which shall be deemed fully earned upon Lender’s receipt thereof, and payment of all reasonable and documented fees and expenses incurred in connection with this Agreement for which invoices have been presented to the Borrowers, including, without limitation, all reasonable legal fees and expenses.

5.              All security for the Loans and Notes now existing or hereafter granted to Lender, including without limitation all security evidenced, granted or governed by the Loan Agreement as amended hereby, the Security Agreements, the Mortgage, and any guaranty given in connection with the Loans or Notes, shall be security for the Loans, as amended hereby, and the Notes and for all obligations of Borrower under this Agreement, under the Notes and under the Loan Agreement, as previously amended and as amended by this Agreement.

6.              All references to the Loan Agreement and the Line of Credit Note, respectively, wherever, whenever or however made or contained, are hereby deemed to be references to the Loan Agreement and the Line of Credit Note, respectively, as previously modified and as modified by this Agreement. By signing this Agreement in the space indicated below, each Borrower hereby affirms and restates all of the covenants and agreements made and set forth in the Loan Agreement and does hereby warrant, represent and covenant that, after giving effect to this Agreement, and except with respect to the Existing Defaults (as defined below), the representations and warranties in the Loan Agreement are true, accurate and complete in all material respects on and as of the date hereof (provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, and provided, further, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date). ALL OF THE PROVISIONS OF THE LOAN AGREEMENT AND THE LINE OF CREDIT NOTE, EACH AS AMENDED HEREBY, REMAIN IN FULL FORCE AND EFFECT.

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7.              Borrowers acknowledge that certain Events of Default have occurred and are continuing under Section 8.2 of the Loan Agreement as a result of Borrowers’ failure to satisfy the required minimum Debt Service Coverage Ratio for the twelve (12) month periods ending September 30, 2023, and December 31, 2023, as set forth in Section 6.10 of the Loan Agreement (the “Existing Defaults”). Borrowers further acknowledge that this Agreement constitutes written notice pursuant to the Loan Documents of such Existing Defaults. Regardless of entering into this Agreement or any discussions between Borrowers and Lender, Lender hereby expressly reserves any and all rights and remedies available to it under the Loan Documents, the Collateral Documents, and under applicable law, including, without limitation, its right to choose to accelerate and demand the outstanding indebtedness evidenced by the Loan Documents and seek immediate repayment in full, and institute the default rate of interest as of the date of the occurrence of the default or at any time thereafter, as a result of any default or event of default, including, without limitation, the Existing Defaults, that have arisen or may arise. No such discussions or the entering into of this Agreement shall imply any course of conduct or any agreement on the part of Lender to waive any of its rights and remedies or to forbear from taking any action authorized by the Loan Documents, the Collateral Documents, or by applicable law while discussions continue. At no time shall any prior or subsequent course of conduct by Lender or the Borrowers directly or indirectly limit, impair or otherwise adversely affect any of the Lenders rights, interests or remedies in connection with the Loan Documents or the Collateral Documents, or obligate Lender to agree to, negotiate or consider any agreement to waive any obligation, default or event of default by Borrowers under any Loan Document or to amend any term or condition of any Loan Document, except as expressly set forth herein or therein. Any delay or forbearance by Lender in the enforcement or pursuit of any of its rights and remedies under the Loan Documents, under the Collateral Documents, or under applicable law shall not constitute a waiver thereof, nor shall it be a bar to the exercise of Lender’s rights or remedies at a later date.

8.              By signing this Agreement on behalf of the Borrowers in the space designated below, the individual so signing represents and warrants to Lender that he or she has full power and authority to execute this Agreement and to bind such Borrower, and that all corporate actions necessary to authorize and approve execution of this Agreement, and by such individual, have been taken prior to the execution hereof.

9.              This Agreement shall be binding upon and shall inure to the benefit of Borrowers and Lender, and their respective successors and assigns. This Agreement has been made in the Commonwealth of Massachusetts and shall be governed, construed, applied and enforced in accordance with the laws of said Commonwealth without resort to its conflict of laws rules. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law; should any portion of this Agreement be declared invalid for any reason in any jurisdiction, such declaration shall have no effect upon the remaining portions of this Agreement; furthermore, the entirety of this Agreement shall continue in full force and effect in all jurisdictions and said remaining portions of this Agreement shall continue in full force and effect in the subject jurisdiction as if this Agreement had been executed with the invalid portions thereof deleted.

10.           IN THE EVENT THAT LENDER BRINGS ANY ACTION OR PROCEEDING IN CONNECTION HEREWITH IN ANY COURT OF RECORD OF MASSACHUSETTS OR THE UNITED STATES IN MASSACHUSETTS, EACH BORROWER HEREBY IRREVOCABLY CONSENTS TO AND CONFERS PERSONAL JURISDICTION OF SUCH COURT OVER SUCH BORROWER BY SUCH COURT. IN ANY SUCH ACTION OR PROCEEDING, EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS AND AGREES THAT SERVICE THEREOF MAY BE MADE UPON SUCH BORROWER BY MAILING A COPY OF SUCH SUMMONS, COMPLAINT OR OTHER PROCESS BY CERTIFIED MAIL TO SUCH BORROWER AT ITS ADDRESS REFERENCED IN THE LOAN AGREEMENT. EACH BORROWER AND LENDER HEREBY WAIVE TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED IN CONNECTION HEREWITH, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING BETWEEN BORROWERS AND LENDER.

11.           This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile, email or other electronic format (.pdf or .tif) shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signatures appear on the following page]

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IN WITNESS WHEREOF, the parties hereto, by their duly authorized representatives, have executed this Agreement on the date first above written.

RANOR, INC.

By:	/s/ Barbara Lilley
Name:	Barbara Lilley
Title:	Vice President – Finance

STADCO NEW ACQUISITION, LLC

By:	/s/ Barbara Lilley
Name:	Barbara Lilley
Title:	Chief Financial Officer

WESTMINSTER CREDIT HOLDINGS, LLC

By:	/s/ Barbara Lilley
Name:	Barbara Lilley
Title:	Chief Financial Officer

STADCO

By:	/s/ Barbara Lilley
Name:	Barbara Lilley
Title:	Assistant Secretary

BERKSHIRE BANK

By:	/s/ Matthew J. Simoneau
Name:	Matthew J. Simoneau
Title:	First Vice President

[Signature Page to Ninth Amendment]

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CONSENT OF GUARANTORS

Each of the undersigned Guarantors of the Obligations of the Borrowers, as applicable, as further described in the Loan Agreement, that certain Amended and Restated Unlimited Guaranty dated as of August 25, 2021, by the Tech Guarantor in favor of the Lender (the “TechPrecision Guaranty”) and that certain Unlimited Guaranty dated as of August 25, 2021, by the Stadco Borrowers in their respective capacities as guarantors or Ranor’s Obligations (the “Stadco Guaranty” and together with the TechPrecision Guaranty, the “Guaranties” and each a “Guaranty”), hereby consents to the execution of the foregoing Agreement, hereby waives any claims, offsets or defenses which might otherwise arise by reason of the execution of the foregoing, and hereby ratifies and affirms its respective Guaranty, and all agreements securing such Guaranties, all of which shall remain in full force and effect until Borrowers’ Obligations have been paid and performed in full to Lender’s satisfaction. Each of the undersigned Guarantors hereby agrees that, as of the date hereof, it has no claim or defense of any kind by way of offset or otherwise to the payment and satisfaction in full of Borrowers’ or such undersigned Guarantor’s obligations under said documents or to the extent that such a claim or defense may exist, such undersigned Guarantor hereby waives it in consideration of the execution of the Agreement. Each of the undersigned Guarantors further waives any and all defenses arising by reason of (a) any and all amendments or modifications of any documents or instrument, (b) any and all alterations, accelerations, extensions or other changes in the time or manner of payment or performance of Obligations, (c) the release, substitution or addition of any collateral or any guarantees, (d) any failure of the Lender to give notice of default to Borrowers or such undersigned Guarantor, (e) any failure of the Lender to pursue any Borrower or any of its property with due diligence, (f) any failure of the Lender to resort to collateral or to remedies which may be available to it, (g) any and all defenses arising out of the relationship of the undersigned to Borrowers, and none of the defenses shall operate to release the undersigned as guarantor, (h) all rights of Borrowers, and (i) the benefit of all other principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof.

The failure or refusal of any of the undersigned Guarantors to execute this Consent of Guarantors shall not void such Guarantor’s Obligations, nor shall such failure or refusal be grounds for any relief of such undersigned Guarantor from its Obligations.

Guarantor:

TechPrecision Corporation

By:	/s/ Barbara Lilley
Name: Barbara Lilley
Title: Chief Financial Officer

(Signatures continue on the following page)

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Stadco New Acquisition, LLC

By:	/s/ Barbara Lilley
Name: Barbara Lilley
Title: Chief Financial Officer

Westminster Credit Holdings, LLC

By:	/s/ Barbara Lilley
Name: Barbara Lilley
Title: Chief Financial Officer

Stadco

By:	/s/ Barbara Lilley
Name: Barbara Lilley
Title: Assistant Secretary

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